J.P. MORGAN INCOME FUNDS

JPMorgan International Currency Income Fund

JPMorgan Ex-G4 Currency Strategies Fund

Prospectus dated February 28, 2013

(All Share Classes)

(each a series of JPMorgan Trust I)

Supplement dated May 31, 2013

to the Prospectus dated February 28, 2013

Effective immediately, the portfolio managers’ information for the JPMorgan International Currency Income Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” on page 4 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jon B. Jonsson	2007	Managing Director
Iain Stealey	2013	Executive Director

Also, effective immediately, the portfolio managers’ information for the JPMorgan Ex-G4 Currency Strategies Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” on page 10 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jon B. Jonsson	2011	Managing Director
Iain Stealey	2013	Executive Director

In addition, on page 23 of the Prospectus, the first paragraph in the section titled “The Funds’ Management and Administration—The Portfolio Managers” for the International Currency Income Fund and Ex-G4 Currency Strategies Fund is hereby deleted in its entirety and replaced by the following:

International Currency Income Fund and Ex-G4 Currency Strategies Fund

The portfolio management team for the Funds is comprised of Jon B. Jonsson, Managing Director, and Iain T. Stealey, Executive Director and CFA charterholder. Mr. Jonsson has been the lead portfolio manager for the Funds since their inception. In this role, Mr. Jonsson establishes and monitors the overall duration, yield curve, currency and sector allocation strategies for the Funds. Mr. Jonsson is the lead portfolio manager for London international portfolios within JPMIM. An employee since 1998, Mr. Jonsson previously was a senior quantitative analyst responsible for preparing reports on relative value, conceiving and analyzing trade ideas, and designing analytical models supporting portfolio management strategies and decisions. Beginning May 31, 2013, Mr. Stealey assists in the management of the Funds, providing support to Mr. Jonsson in portfolio construction. An employee of JPMIM since 2002, Mr. Stealey is a portfolio manager in the International Fixed Income Group focusing on high grade bond strategies. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds. Mr. Jonsson and Mr. Stealey are assisted by multiple specialist sector and research teams who, through an assessment of quantitative and qualitative factors, generate strategy recommendations with respect to interest rate, sector and currency management.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CUR-PM-513